Exhibit 99.1

                        CONVERSION RESTRICTION AGREEMENT


     CONVERSION RESTRICTION AGREEMENT ("Agreement") dated as of January 27, 1998 by and between ACTV, Inc., a Delaware corporation ("ACTV") and each of Elliott Associates, L.P. ("Elliott") and Westgate International, L.P. ("Westgate")(each individually an "Investor" and collectively the "Investors").

                              W I T N E S S E T H:

     WHEREAS, ACTV, Inc. desires the right to repurchase from the Investors shares of 5% Cumulative Convertible Preferred Stock (the "Preferred Shares") of ACTV Holdings, Inc. ("Holdings"), a wholly-owned subsidiary of ACTV, issued pursuant to a Preferred Stock Investment Agreement between Holdings and Investors, dated August 9, 1996 (the "Investment Agreement"); and

     WHEREAS, the Investors desire to grant ACTV such rights;

     NOW, THEREFORE, in consideration of the foregoing premises and the covenants contained herein, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

     1. Certain Definitions. As used in this Agreement, the following terms shall have the following respective meanings:


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     "Average Common Price" shall equal the greater of: (x) the average of the daily means between the low trading price of the common stock, par value $0.10, of ACTV (the "Common Stock") and the closing price of the Common Stock during the three trading days prior to the relevant Purchase Date or (y) the weighted-average (based upon the number of shares sold) of the actual selling prices at which the Investor shall have sold Common Stock on the relevant Purchase Date. In the event that during any period of consecutive trading days provided for above, ACTV shall declare or pay any dividend on the Common Stock payable in Common Stock or in rights to acquire Common Stock, or shall effect a stock split or reverse stock split, then the Average Common Price shall be proportionately increased (in case of a combination) or decreased (in all other cases) to give effect to such event.

     "Closing Price" of the Common Stock on any day shall be (A) the reported Closing Price (last sale price) of the Common Stock on the New York Stock Exchange or the American Stock Exchange, or (B) if the Common Stock is not listed on the New York Stock Exchange or the American Stock Exchange, the reported Closing Price of the Common Stock on the principal automated securities price quotation system on which sale prices of the Common Stock are reported, or
(C) if the Common Stock is not listed on such stock exchanges and sale prices of the Common Stock are not reported on an automated quotation system, the mean of the final bid and asked prices for the Common Stock as reported by National Quotation Bureau Incorporated if at least two securities dealers have inserted both bid and asked quotations for the Common Stock on at least five of the ten preceding trading days. If none of the foregoing provisions are applicable, the Closing Price of the Common Stock on a day will be the fair

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market value of the Common Stock on that day as determined by a member firm of the New York Stock Exchange, Inc., selected in good faith by the Board of Directors of ACTV and reasonably acceptable to the Investors. The term "trading day" means (x) if the Common Stock is listed on the New York Stock Exchange or the American Stock Exchange, a day on which there is trading on the such stock exchange, (y) if the Common Stock is not listed on either of such stock exchanges but sale prices of the Common Stock are reported on an automated quotation system, a day on which trading is reported on the principal automated quotation system on which sales of the Common Stock are reported, or (z) if the foregoing provisions are inapplicable, a day on which quotations are reported by National Quotation Bureau Incorporated.

     The "high trading price" of the Common Stock on any day shall be (A) the highest reported sale price of the Common Stock on the New York Stock Exchange or the American Stock Exchange, or (B) if the Common Stock is not listed on the New York Stock Exchange or the American Stock Exchange, the highest reported sale price of the Common Stock on the principal automated securities price quotation system on which sale prices of the Common Stock are reported, or (C) if the Common Stock is not listed on such stock exchanges and sale prices of the Common Stock are not reported on an automated quotation system, the highest bid price and the mean of the final bid and asked prices for the Common Stock as reported by National Quotation Bureau Incorporated if at least two securities dealers have inserted both bid and asked quotations for the Common Stock on at least five of the ten preceding trading days. If none of the foregoing provisions are applicable, the "mean of the high trading price and the Closing Price" of the Common Stock on a day will be the fair market value of the Common Stock on that day as determined by a member firm of the New York Stock Exchange, Inc., selected in good

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faith by the Board of Directors of ACTV and reasonably acceptable to the
Investors.

     "Liquidated Damages" shall mean liquidated damages pursuant to Section 2(b) of the August 9, 1996 Registration Rights and Exchange Agreement (the "Exchange Agreement") together with liquidated damages pursuant to Section 2(g) of this Agreement.

     "Liquidation Preference" per Preferred Share shall be the sum of $25.00 plus accrued and unpaid dividends thereon (with dividends deemed accrued on a per diem basis through the Purchase Date (as defined below) even if the Purchase Date is not at the end of a calendar quarter) plus any Liquidated Damages owed to such Investor on the Purchase Date.

     The "low trading price" of the Common Stock on any day shall be (A) the lowest reported sale price of the Common Stock on the New York Stock Exchange or the American Stock Exchange, or (B) if the Common Stock is not listed on the New York Stock Exchange or the American Stock Exchange, the lowest reported sale price of the Common Stock on the principal automated securities price quotation system on which sale prices of the Common Stock are reported, or (C) if the Common Stock is not listed on such stock exchanges and sale prices of the Common Stock are not reported on an automated quotation system, the lowest bid price and the mean of the final bid and asked prices for the Common Stock as reported by National Quotation Bureau Incorporated if at least two securities dealers have inserted both bid and asked quotations for the Common Stock on at least five of the ten preceding trading days. If none of the foregoing provisions are applicable, the "mean of the low trading price and the Closing Price" of the Common Stock on a day will be the fair market value of the Common Stock on that day as determined by a member firm of the New York Stock Exchange, Inc., selected in good faith by

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the Board of Directors of ACTV and reasonably acceptable to the Investors.

     "Parity" per Preferred Share shall mean the greater of: (i) the Liquidation Preference divided by 0.69625 or (ii) the product of (a) Liquidation Preference divided by 1.0967 and (b) the Average Common Price.

     "Parity 2" per Preferred Share shall mean the greater of: (i) the Liquidation Preference divided by 0.69625 or (ii) the product of (a) Liquidation Preference divided by 1.0967 and (b) the value that the Average Common Price would be if the "high trading price" were substituted for the "low trading price" in the calculation thereof.

     "Registration Expenses" shall mean all expenses to be incurred by ACTV in connection with each Investor's registration rights under this Agreement, including, without limitation, all registration and filing fees, printing expenses, fees and disbursements of counsel for ACTV, blue sky fees and expenses, reasonable fees and disbursements of counsel to Investors (using a single counsel) for a review of the Registration Statement and related documents, and the expense of any special audits incident to or required by any such registration (but excluding the compensation of regular employees of ACTV, which shall be paid in any event by ACTV).

     Terms used but not defined herein shall have the meanings ascribed to them in the Investment Agreement, the Exchange Agreement and the related transaction documents.

     2. Minimum Repurchase Requirement.

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     a. ACTV, at its option, may purchase in the aggregate from Elliott and
Westgate, in the ratio provided by Elliott and Westgate following their receipt of each Purchase Notice pursuant to Section 2c below, on or before the following dates (except that the first Purchase Date may only be on, and not before, January 29, 1998) (each of the following dates referred to as a "Final Purchase Date" and the actual date of each such purchase referred to as a "Purchase Date") the following cumulative numbers of Preferred Shares:

Final Purchase Date                         Minimum Repurchase Requirement
-------------------                         ------------------------------
on January 29, 1998                              10,000 Preferred Shares
on or before February 27, 1998                   20,000 Preferred Shares
on or before March 31, 1998                      40,000 Preferred Shares
on or before April 16, 1998                      55,000 Preferred Shares
on or before April 30, 1998                      70,000 Preferred Shares
on or before May 15, 1998                        90,000 Preferred Shares
on or before May 29, 1998                       110,000 Preferred Shares
on or before June 15, 1998                      130,000 Preferred Shares
on or before June 30, 1998                      150,000 Preferred Shares

     As to each Final Purchase Date, the cumulative number of Preferred Shares which may be purchased is hereinafter referred to as the "Minimum Repurchase Requirement".

     Notwithstanding anything in this Agreement to the contrary, at no time may ACTV elect to purchase more Preferred Shares from Elliott or Westgate than either actually owns.

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     b. ACTV may elect to pay for the purchase of the Preferred Shares by:

        (i) paying to each Investor in cash on the Purchase Date the product of Parity and the number of Preferred Shares being repurchased; or

        (ii) for each Preferred Share repurchased from an Investor, on the Purchase Date (a) paying to each Investor in cash the Liquidation Preference plus the product of {the positive difference, if any, of Parity 2 minus Parity} and the number of Preferred Shares being repurchased; (b) issuing and delivering to or upon the order of such Investor, a certificate or certificates for a number of registered, listed and freely tradable shares of Common Stock ("Common Shares") equal to (x) Parity minus Liquidation Preference, divided by (y) the Average Common Price; and (c) issuing and delivering to or upon the order of such Investor a number of 3-year warrants (the "Warrants") to purchase Common Stock, in the form attached as Exhibit A hereto, equal to {Parity 2 minus Liquidation Preference} divided by the Average Common Price, with an exercise price equal to the Average Common Price as of the relevant Purchase Date. In connection with clause (ii) (b) of this subsection b, provided the Investors were furnished with an adequate number of current prospectuses, they shall deliver prospectuses (if required to satisfy the prospectus delivery requirement of the Securities Act) in connection with the sale of Common Shares.

     c. ACTV shall give the Investor written notice ("Purchase Notice") at least 5 (except for the Final Purchase Date on January 29, 1998, which notice shall be at least 2 trading days) and not more than 8 trading days prior to a Purchase Date stating (i) the Purchase Date; (ii)

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the number of Preferred Shares to be purchased from such Investor; (iii) the form of consideration to be paid; and (iv) that such notice is irrevocable and constitutes a legal and binding contract. Such notice will be effective upon receipt. At each such closing, the Investors will deliver the certificates representing the Preferred Shares being sold against delivery of the consideration set forth under Section 2(b).

     d. ACTV may elect to repurchase Preferred Shares pursuant to (b)(ii) above only if (i) all registration obligations pursuant to the Investment Agreement and the Registration Rights and Exchange Agreement, dated August 9, 1996, have been satisfied; (ii) there is Effective Registration as defined in the Investment Agreement; and (iii) all Common Shares to be delivered are subject to an effective registration statement and are listed and freely tradeable. Notwithstanding the fulfillment of the preceding conditions, ACTV may not elect to repurchase Preferred Shares pursuant to (b)(ii) above and must elect (b)(i), if after issuing Common Shares pursuant to (b)(ii) the Investors would be deemed in the aggregate to beneficially own in excess of 4.9% of the total issued and outstanding Common Stock of ACTV. The term "deemed beneficially owned" shall exclude shares that might otherwise be deemed beneficially owned by reason of the convertibility of the Preferred Shares. Without prejudice to the immediately preceding two sentences, the Investors will provide notice to ACTV if the Investors are deemed in the aggregate to beneficially own in excess of 720,000 shares of Common Stock of ACTV (as such number may be equitably adjusted for reorganizations, recapitalizations, stock splits and dividends, reverse stock splits, etc.).

     e. In lieu of delivering physical certificates representing the Common
Stock

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issuable pursuant to (b)(ii) above, provided ACTV's transfer agent is participating in the Depository Trust Company ("DTC") Fast Automated Securities Transfer ("FAST") program, upon request of an Investor (or then holder), the Company shall use its best efforts to cause its transfer agent to electronically transmit the Common Stock issuable upon conversion or exercise to such Investor (or then holder), by crediting the account of such Investor's (or then holder's) prime broker with DTC through its Deposit Withdrawal Agent Commission ("DWAC") system. The time periods for delivery described in the paragraph (b)(ii) shall apply to the electronic transmittals described herein.

     f. As a condition to purchasing Preferred Shares pursuant to (b)(ii) above, ACTV agrees to:

        i) Prepare and file as soon as possible, but in no event by later than July 10, 1998, a registration statement with the Commission pursuant to Rule 415 under the Securities Act on Form S-3 under the Securities Act (or in the event that ACTV is ineligible to use such form, such other form as ACTV is eligible to use under the Securities Act) covering the shares of Common Stock underlying the Warrants ("Warrant Shares") ("Registration Statement"). Thereafter ACTV shall use its best efforts to have such Registration Statement and other filings declared effective as soon as possible, but by no later than September 10, 1998. ACTV shall provide Investors reasonable opportunity to review any such Registration Statement or amendment or supplement thereto prior to filing.

        ii) Prepare and file with the SEC such amendments and supplements

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to such Registration Statement and the prospectus used in connection with such
Registration Statement as may be necessary to comply with the provisions of the Act with respect to the disposition of all securities covered by such Registration Statement and notify the holders of the filing and effectiveness of such Registration Statement and any amendments or supplements.

        iii) Furnish to each Investor such numbers of copies of a current prospectus conforming with the requirements of the Act, copies of the Registration Statement, any amendment or supplement thereto and any documents incorporated by reference therein and such other documents as such Investor may reasonably require in order to facilitate the disposition of Warrant Shares owned by such Investor.

        iv) Use its best efforts to register and qualify the securities covered by such Registration Statement under such other securities or "Blue Sky" laws of such jurisdictions as shall be reasonably requested by each Investor provided that ACTV shall not be required in connection therewith or as a condition thereto to qualify to do business or to file a general consent to service of process in any such states or jurisdictions.

        v) Notify each Investor immediately of the happening of any event as a result of which the prospectus (including any supplements thereto or thereof) included in such Registration Statement, as then in effect, includes an untrue statement of material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances then existing, and use its best efforts to promptly update and/or correct such prospectus.
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        vi) Use its best efforts to list the Warrant Shares covered by such
Registration Statement with any securities exchange(s) and/or markets on which the Common Stock is then listed and prepare and file any required filings with the National Association of Securities Dealers, Inc. or any exchange or market where the Common Stock is traded.

        vii) Comply in all respects with its reporting and filing obligations under the Securities Exchange Act of 1934, as amended (the "Exchange Act") and will cause the Common Stock to continue to be registered.

        All Registration Expenses incurred in connection with any registration, qualification or compliance with registration pursuant to this Agreement shall be borne by ACTV.

        In the case of the registration effected by ACTV pursuant to this Agreement, ACTV will use its best efforts to keep such registration effective until all the Investors have completed the sales or distribution described in the Registration Statement relating thereto or, if earlier, until such Warrant Shares may be sold under Rule 144(k).

     g. In the event the Warrant Shares are not subject to Effective Registration by September 10, 1998, then ACTV shall pay to each Investor liquidated damages in an amount in cash equal to 3% of the aggregate exercise price of the Warrants held by such Investor for each 30-day period during which there is no Effective Registration. Such liquidated payment shall be due and payable on each such 30-day anniversary.

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     3. Assignment; Transfer.

     a. ACTV may assign its rights to purchase the Preferred Shares under this Agreement on 10 trading days' prior written notice to the Investors, provided that (i) the assignee must purchase Preferred Shares in accordance with 2b(i) above; (ii) such assignee must agree, in an agreement in form and substance satisfactory to the Investors, not to convert any Preferred Shares until the earlier of (x) the date on which neither Investor owns any Preferred Shares, or
(y) the date which is 90 days after the last purchase of Preferred Shares pursuant to this Agreement (such 90 days to be extended one and one-half (1.5) days for every one (1) day that there is not Effective Registration of the Warrant Shares or of the Common Stock and for every one (1) day that ACTV's assignee fails to comply with this Agreement, including without limitation the failure to purchase Preferred Shares in accordance with the schedule set forth in Section 2a); (iii) such assignee must upon purchasing any Preferred Shares from the Investors issue to the Investors an irrevocable proxy, in form and substance satisfactory to the Investors, for so long as either of the Investors own any Preferred Shares to vote such shares in proportion to the voting of all holders of Preferred Shares held by shareholders of ACTV who are neither officers, directors, holders of 5% of ACTV or direct or indirect subsidiaries of ACTV; and (iv) such assignee must agree, in an agreement in form and substance to the Investors, not to take any actions to alter the terms of the Preferred Shares or to take any actions which are in derogation of this Agreement. Each assignee that meets the requirements set forth in the preceding sentence is a "Permitted Assignee". For purposes of clause 3(a)(ii)(y) immediately preceding, the maximum number of days that the 90-day period can be extended as a result of ACTV's assignee failure to purchase Preferred Shares in accordance with the schedule set forth in Section 2a (as

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distinguished from any other failure to comply with this Agreement) shall be 180 days.

     b. So long as ACTV is in compliance with this Agreement, any transferee or purchaser of Preferred Shares from the Investors (other than ACTV or an assignee of ACTV) shall agree to be bound by the Investors' obligations under this Agreement.

     4. Restrictions on Conversion; Obligations to Sell to ACTV.

     a. Restrictions on Conversion. The Investors agree that for so long as ACTV or its Permitted Assignee has repurchased the Minimum Repurchase Requirement set forth in Section 2a by each Final Purchase Date, each Investor will not convert any remaining Preferred Shares into Common Shares during the period commencing on such Final Purchase Date and ending on the succeeding Final Purchase Date. This restriction on conversion will end as to both Investors on the earlier of July 1, 1998 and (i) any Final Purchase Date by or on which ACTV or its Permitted Assignee does not comply with its Minimum Repurchase Requirement; (ii) the date on which either the Ravich Family Trust or Libra Investments, Inc. ceases to comply with its respective restrictions on conversion set forth in the letter agreement between the Ravich Revocable Trust of 1989, Libra Investments, Inc. and ACTV, dated January 27, 1998; (iii) the date of any filing of bankruptcy or insolvency proceedings by or against ACTV or any of its subsidiaries; (iv) the date of the announcement of any merger (except if ACTV's merger partner or such merger partner's shareholders will own less than 16% of the merged company), acquisition, "Change in Control" transaction (hereinafter defined as the type of transaction described in Section 11(k) of the Exchange Agreement) or any other significant extraordinary

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corporate event; or (v) the date of any event which in the reasonable judgment of the Investors has a Material Adverse Effect on ACTV or its subsidiaries. For purposes of this section 4, a "significant extraordinary corporate event" shall include, without limitation, a sale of aggregate assets whose value is more than 20% of the fair market value of ACTV and its subsidiaries or the acquisition of a company or companies representing 16% of the aggregate value of ACTV and its subsidiaries after the closing. For the purposes of this section 4, the term "extraordinary corporate event" shall not include an arms-length financing for fair consideration if such financing involves the issuance of Common Stock equal to no greater than fifty percent (50%) of the then outstanding shares of Common Stock and is not in connection with a merger, acquisition or Change in Control transaction.

     b. Obligation to Sell to ACTV. The Investors' obligations pursuant to this Agreement to sell Preferred Stock to ACTV shall cease: (i) as of any Final Purchase Date by or on which ACTV or its Permitted Assignee has not complied with the Minimum Repurchase Requirement; (ii) the date on which either the Ravich Family Trust or Libra Investments, Inc. ceases to comply with its respective restrictions on conversion set forth in the letter agreement between the Ravich Revocable Trust of 1989, Libra Investments, Inc. and ACTV, dated January 27, 1998, (iii) the date of any filing of bankruptcy or insolvency proceedings by or against ACTV or any of its subsidiaries; (iv) the date of the announcement of any merger (except if ACTV's merger partner or such merger partner's shareholders will own less than 16% of the merged company), acquisition, "Change in Control" transaction or any other significant extraordinary corporate event; or (v) the date of any event which in the reasonable judgment of the Investors has a Material Adverse Effect on ACTV or its subsidiaries.

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     5. Distributions. In the event ACTV shall at any time or from time to time make or issue, or fix a record date for the determination of holders of Common Stock entitled to receive, a dividend or other distribution payable in securities of ACTV or any of its direct or indirect subsidiaries other than additional shares of Common Stock, then in each such event, in addition to the number of shares of Common Stock receivable upon exchange, provision shall be made so that the holders of Preferred Shares shall receive, upon the exchange thereof, the securities of ACTV or such subsidiary which they would have received had they been the owners on the date of such event of the number of shares of Common Stock issuable to them upon exchange.

     6. Merger. In case of any reorganization or any reclassification of the capital stock of ACTV or any consolidation or merger of ACTV with or into any other corporation or corporations or a sale of all or substantially all of the assets of ACTV to any other person, then, thereafter if ACTV elects to repurchase the Preferred Shares, it must do so pursuant to Section 2b(i), unless, the Investors and ACTV (or the surviving company) can agree on a formula for the repurchase of the Preferred Shares pursuant to Section 2b(ii) which is the economic equivalent of the provisions set forth in this Agreement.

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     7. Indemnification.

        (a) ACTV Indemnity. ACTV will indemnify each Investor, each of its officers, directors and partners, and each person controlling each Investor, within the meaning of Section 15 of the Securities Act and the rules and regulations thereunder with respect to which registration, qualification or compliance has been effected pursuant to this Exchange Agreement, and each underwriter, if any, and each person who controls, within the meaning of Section 15 of the Securities Act and the rules and regulations thereunder, any underwriter, against all claims, losses, damages and liabilities (or actions in respect thereof) arising out of or based on any untrue statement (or alleged untrue statement) of a material fact contained in any prospectus, offering circular or other document (including any related registration statement, notification or the like) incident to any such registration, qualification or compliance, or based on any omission (or alleged omission) to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, or any violation by ACTV of the Securities Act or any state securities law or in either case, any rule or regulation thereunder applicable to ACTV and relating to action or inaction required of ACTV in connection with any such registration, qualification or compliance, and will reimburse each Investor, each of its officers, directors and partners, and each person controlling such Investor, each such underwriter and each person who controls any such underwriter, for any legal and any other expenses reasonably incurred in connection with investigating and defending any such claim, loss, damage, liability or action, provided that ACTV will not be liable in any such case to a Investor to the extent that any such claim, loss, damage, liability or expense ed to ACTV by such Investor or the underwriter (if any) therefor and stated to be specifically for use therein. The indemnity agreement contained

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in this Section 7(a) shall not apply to amounts paid in settlement of any such loss, claim, damage, liability or action if such settlement is effected without the consent of ACTV (which consent will not be unreasonably withheld).

        (b) Investor Indemnity. Each Investor will, severally and not jointly, if Warrant Shares held by it are included in the securities as to which such registration, qualification or compliance is being effected, indemnify ACTV, each of its directors, officers, partners, and each underwriter, if any, of ACTV's securities covered by such a registration statement, each person who controls ACTV or such underwriter within the meaning of Section 15 of the Securities Act and the rules and regulations thereunder, each other Investor (if any), and each of their officers, directors and partners, and each person controlling such other Investor(s) against all claims, losses, damages and liabilities (or actions in respect thereof) arising out of or based on any untrue statement (or alleged untrue statement) of a material fact contained in any such registration statement, prospectus, offering circular or other document, or any omission (or alleged omission) to state therein a material fact required to be stated therein or necessary to make the statement therein not misleading, and will reimburse ACTV and such other Investor(s) and their directors, officers and partners, underwriters or control persons for any legal or any other expenses reasonably incurred in connection with investigating and defending any such claim, loss, damage, liability or action, in each case to the extent, but only to the extent, that such untrue statement (or alleged untrue statement) or omission (or alleged omission) is made in such registration statement, prospectus, offering circular or other document in reliance upon and in conformity with written information furnished to ACTV by such Investor and stated to be specifically for use therein, and provided that the maximum amount for which such Investor shall

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be liable under this indemnity shall not exceed the net proceeds received by such Investor from the sale of the Warrant Shares. The indemnity agreement contained in this Section 7(b) shall not apply to amounts paid in settlement of any such claims, losses, damages or liabilities if such settlement is effected without the consent of such Investor (which consent shall not be unreasonably withheld).

        (c) Procedure. Each party entitled to indemnification under this Section 7 (the "Indemnified Party") shall give notice to the party required to provide indemnification (the "Indemnifying Party") promptly after such Indemnified Party has actual knowledge of any claim as to which indemnity may be sought, and shall permit the Indemnifying Party to assume the defense of any such claim in any litigation resulting therefrom, provided that counsel for the Indemnifying Party, who shall conduct the defense of such claim or any litigation resulting therefrom, shall be approved by the Indemnified Party (whose approval shall not be unreasonably withheld), and the Indemnified Party may participate in such defense at such party's expense, and provided further that the failure of any Indemnified Party to give notice as provided herein shall not relieve the Indemnifying Party of its obligations under this Article except to the extent that the Indemnifying Party is materially and adversely affected by such failure to provide notice. No Indemnifying Party, in the defense of any such claim or litigation, shall, except with the consent of each Indemnified Party, consent to entry of any judgment or enter into any settlement which does not include as an unconditional term thereof the giving by the claimant or plaintiff to such Indemnified Party of a release from all liability in respect to such claim or litigation. Each Indemnified Party shall furnish such information regarding itself or the claim in question as an Indemnifying Party may reasonably request in writing and as shall be reasonably required in

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connection with the defense of such claim and litigation resulting therefrom.

     8. Contribution. If the indemnification provided for in Section 7 herein is unavailable to the Indemnified Parties in respect of any losses, claims, damages or liabilities referred to herein (other than by reason of the exceptions provided therein), then each such Indemnifying Party, in lieu of indemnifying such Indemnified Party, shall contribute to the amount paid or payable by such Indemnified Party as a result of such losses, claims, damages or liabilities as between ACTV on the one hand and any Investor on the other, in such proportion as is appropriate to reflect the relative fault of ACTV and of such Investor in connection with the statements or omissions which resulted in such losses, claims, damages or liabilities, as well as any other relevant equitable considerations. The relative fault of ACTV on the one hand and of any Investor on the other shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or omission or alleged omission to state a material fact relates to information supplied by ACTV or by such Investor.

     In no event shall the obligation of any Indemnifying Party to contribute under this Section 8 exceed the amount that such Indemnifying Party would have been obligated to pay by way of indemnification if the indemnification provided for under Section 7(a) or 7(b) hereof had been available under the circumstances.

     ACTV and the Investors agree that it would not be just and equitable if contribution pursuant to this Section 8 were determined by pro rata allocation (even if the Investors or the underwriters were treated as one entity for such purpose) or by any other method of allocation which does not take account of the equitable considerations referred to in the immediately preceding paragraphs. The amount paid or payable by an Indemnified Party as a result of the losses, claims, damages and liabilities referred to in the immediately preceding paragraphs shall be deemed to include, subject to the limitations set forth above, any legal or other expenses reasonably incurred by such Indemnified Party in connection with investigating or defending any such action or claim. Notwithstanding the provisions of this section, no Investor or underwriter shall be required to contribute any amount in excess of the amount by which (i) in the case of any Investor, the net proceeds received by such Investor from the sale of Warrant Shares or (ii) in the case of an underwriter, the total price at which the Warrant Shares purchased by it and distributed to the public were offered to the public exceeds, in any such case, the amount of any damages that such Investor or underwriter has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation.

     9. Survival. The indemnity and contribution agreements contained in Sections 7 and 8 shall remain operative and in full force and effect regardless of (i) any termination of this Agreement or any underwriting agreement, (ii) any investigation made by or on behalf of any Indemnified Party or by or on behalf of ACTV, and (iii) the consummation of the sale or successive resales of the Warrant Shares.

     10. Obligations of Investors Several and not Joint. All obligations of the

Investors under this Agreement are several and not joint.

     11. Issue Taxes. ACTV shall pay any and all issue and other taxes, excluding any income, franchise or similar taxes, that may be payable in respect of any issue or delivery of shares of Common Stock on exchange of Preferred Shares pursuant hereto.

     12. Fractional Shares. No fractional shares shall be issued upon the purchase of any Preferred Shares. All Common Shares (including fractions thereof) issuable upon exchange of more than one Preferred Share by a holder thereof shall be aggregated for purposes of determining whether the exchange would result in the issuance of any fractional share. If, after the aforementioned aggregation, the exchange would result in the issuance of a fraction of a share of Common Stock, ACTV shall, in lieu of issuing any fractional share, pay the holder otherwise entitled to such fraction a sum in cash equal to the fair market value of such fraction on the date of exchange (as determined in good faith by the Board of Directors of ACTV).

     13. Replacement Certificates. The certificate(s) representing the Common Shares held by any Investor (or then holder) may be exchanged by such Investor (or such holder) at any time and from time to time for certificates with different denominations representing an equal aggregate number of Common Shares, as requested by such Investor (or such holder) upon surrendering the same. No service charge will be made for such registration or transfer or exchange.

     14. Notices. Any notice or other communication required or permitted to be given to the Investors hereunder shall be in writing and shall be effective upon actual receipt of such mailing, fax or personal delivery. The addresses for such communications shall be:

                  to Elliott:       Elliott Associates, L.P.
                                    712 Fifth Avenue
                                    New York, New York  10019
                                    Tel. No.: (212) 974-6000
                                    Fax No.: (212) 974-2092
                                    Attn: Richard Mansouri/Stephane Carnot

                  to Westgate:      Westgate International, L.P.
                                    c/o Stonington Management Corporation
                                    712 Fifth Avenue
                                    New York, New York  10019
                                    Tel. No.: (212) 506-2099
                                    Fax No.: (212) 974-2093
                                    Attn: Richard Mansouri/Stephane Carnot

     15. Survival. To the extent not inconsistent with this Agreement, the representations, warranties, covenants and obligations in the Investment Agreement, and Exchange Agreement and related documentation shall remain in full force and effect.

     16. Publicity. ACTV agrees that it will not disclose, and will not include in any public announcement, the name of, or refer to, either Investor without such Investor's consent, unless such disclosure is required by law or applicable regulation, and then only to the extent of such requirement.

                  IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed as of the date first above written.


                                               ACTV, INC.



                                               By: /s/ William C. Samuels
                                                   -----------------------------
                                                   Name:
                                                   Title:



                                               ELLIOTT ASSOCIATES, L.P.


                                               By: /s/ Paul E. Singer
                                                   -----------------------------
                                                   Paul E. Singer
                                                   General Partner


                                               WESTGATE INTERNATIONAL, L.P.


                                               By:  MARTLEY INTERNATIONAL, INC.
                                                    as Attorney-in-Fact


                                               By: /s/ Paul E. Singer
                                                   -----------------------------
                                                   Paul E. Singer
                                                   President

                                    EXHIBIT A

                      FORM OF COMMON STOCK PURCHASE WARRANT

                                    EXHIBIT A


THIS WARRANT HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR ANY STATE SECURITIES LAWS. IT MAY NOT BE SOLD OR OFFERED FOR SALE EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER SAID ACT AND ANY APPLICABLE STATE SECURITIES LAW OR AN APPLICABLE EXEMPTION FROM SUCH REGISTRATION REQUIREMENTS.


                               -------------------

----------- --, ----
[Purchase Date]
                                    ACTV, INC.


                               -------------------

                          Common Stock Purchase Warrant

     ACTV, Inc., a Delaware corporation (the "Company"), hereby certifies that for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, __________________, having an address at ___________________________, ________________________ ("Investor") or any other
Warrant Holder is entitled, on the terms and conditions set forth below, to purchase from the Company at any time beginning on the date hereof and ending thirty-six (36) months after the date hereof, ______ [ a number of shares equal to [(Parity 2 minus Liquidation Preference) divided by the Average Common Price as of the Purchase Date] fully paid and nonassessable shares of Common Stock, $0.10 par value, of the Company (the "Common Stock"), at a purchase price per share [equal to the Average Common Price as of the Purchase Date] [of $_____] (the "Purchase Price"), as the same may be adjusted pursuant to Section 5 herein.

     1. Definitions.

     All terms used herein and not defined shall have the meanings ascribed to them in the Conversion Restriction Agreement, dated January 27, 1998, between the Company, Elliott Associates, L.P. and Westgate International, L.P. (the "Conversion Restriction Agreement".

        (a) the term "Warrant Holder" shall mean the Investor or any assignee of all or any portion of this Warrant.

        (b) the term "Warrant Shares" shall mean the Shares of Common Stock or other securities issuable upon exercise of this Warrant.

        (c) the term "Exchange Agreement" shall mean the Registration Rights and

Exchange Agreement, dated August 9, 1996, between the Company and various investors.

        (d) the term "Agreement" shall mean the Preferred Stock Investment Agreement, dated August 9, 1996, between ACTV Holdings, Inc. and various investors.

     2. Exercise of Warrant.

         This Warrant may be exercised by the Warrant Holder, in whole or in part, at any time and from time to time by either of the following methods:

        (a) The Warrant Holder may send a form of subscription at the end hereof duly executed by Warrant Holder ("Subscription Notice") by facsimile to the offices of the Company or any transfer agent for the Common Stock, followed by prompt surrender of this Warrant to the same entity, or surrender this Warrant together with the Subscription Notice to the offices of the Company or any transfer agent for the Common Stock; or

        (b) The Warrant Holder may also exercise this Warrant, in whole or in part, in a "cashless" or "net-issue" exercise by delivering to the offices of the Company or any transfer agent for the Common Stock this Warrant, together with a Subscription Notice specifying the number of Warrant Shares to be delivered to such Warrant Holder ("Deliverable Shares") and the number of Warrant Shares with respect to which this Warrant is being surrendered in payment of the aggregate Purchase Price for the Deliverable Shares ("Surrendered Shares"); provided that the Purchase Price multiplied by the number of Deliverable Shares shall not exceed the value of the Surrendered Shares; and provided further that the sum of the number of Deliverable Shares and the number of Surrendered Shares so specified shall not exceed the aggregate Warrant Shares represented by this Warrant. For the purposes of this provision, each Warrant Share as to which this Warrant is surrendered will be attributed a value equal to the fair market value (as defined below) of the Warrant Share minus the Purchase Price of the Warrant Share.

     In the event that the Warrant is not exercised in full, the number of Warrant Shares shall be reduced by the number of such Warrant Shares for which this Warrant is exercised, and the Company, at its expense, shall forthwith issue and deliver or upon the order of Warrant Holder a new Warrant of like tenor in the name of Warrant Holder or as Warrant Holder (upon payment by Warrant Holder of any applicable transfer taxes) may request, reflecting such adjusted Warrant Shares.

     3. Delivery of Stock Certificates.

        (a) Subject to the terms and conditions of this Warrant, as soon as practicable after the exercise of this Warrant in full or in part, and in any event within three (3) "trading days" (as defined below) thereafter, the Company shall transmit the certificates (together with any other stock or other securities or property to which Warrant Holder is entitled upon exercise) by messenger or overnight delivery service to reach the address designated by such holder within three (3) trading days after the receipt of the Subscription Notice ("T+3").

     In lieu of delivering physical certificates representing the Common Stock issuable upon exercise, provided the Company's transfer agent is participating in the Depository Trust Company ("DTC") Fast Automated Securities Transfer ("FAST") program, upon request of the Warrant Holder, the Company shall use its best efforts to cause its transfer agent to electronically transmit the Common Stock issuable upon exercise to the Warrant Holder by crediting the account of Warrant Holder's prime broker with DTC through its Deposit Withdrawal Agent Commission ("DWAC") system. The time periods for delivery described in the immediately preceding paragraph shall apply to the electronic transmittals described herein.

     The term "trading day" means a day on which there is trading on the NASDAQ Small Capitalization or National Market or such other principal market or exchange on which the Common Stock is then traded.

        (b) This Warrant may not be exercised as to fractional shares of Common Stock. In the event that the exercise of this Warrant, in full or in part, would result in the issuance of any fractional share of Common Stock, then in such event the Warrant Holder shall be entitled to cash equal to the fair market value of such fractional share. For purposes of this Warrant, "fair market value" shall equal the closing trading price of the Common Stock, on the NASDAQ Small Capitalization or National Market, the American Stock Exchange or the New York Stock Exchange, whichever is the principal trading exchange or market for the Common Stock (the "Principal Market") on the date of determination or, if the Common Stock is not listed or admitted to trading on any national securities exchange or quoted on the NASDAQ Small Capitalization or National Market, the average of the closing bid and asked prices on the over-the-counter market as furnished by any New York Stock Exchange member firm reasonably selected from time to time by the Company for that purpose and reasonably acceptable to the Warrant Holder, or, if the Common Stock is not listed or admitted to trading on any national securities exchange or quoted on the NASDAQ Small Capitalization or National Market or traded over-the-counter and the average price cannot be determined a contemplated above, the fair market value of the Common Stock shall be as reasonably determined in good faith by the Company's Board of Directors with the concurrence of the Warrant Holder.

     4. (A) Representations and Covenants of the Company.

        (a) The Company shall comply with its obligations under the Exchange Agreement with respect to the Warrant Shares, including, without limitation, the Company's obligation to have filed and declared effective a registration statement registering the Warrant Shares under the Securities Act of 1933, as amended (the "Act").

        (b) The Company shall take all necessary action and proceedings as may be required and permitted by applicable law, rule and regulation, including, without limitation, the notification of the Principal Market, for the legal and valid issuance of this Warrant and the Warrant Shares to the Warrant Holder under this Warrant.

        (c) From the date hereof through the last date on which this Warrant is exercisable, the Company shall take all steps reasonably necessary and within its control to insure that the Common Stock remains listed on the Principal Market and shall not amend its Certificate of Incorporation or Bylaws so as to adversely affect any rights of the Warrant Holder under this Warrant.

        (d) The Warrant Shares, when issued in accordance with the terms hereof, will be duly authorized and, when paid for or issued in accordance with the terms hereof, shall be validly issued, fully paid and non-assessable. The Company has authorized and reserved for issuance to Warrant Holder the requisite number of shares of Common Stock to be issued pursuant to this Warrant.

        (e) The Company shall at all times reserve and keep available, solely for issuance and delivery as Warrant Shares hereunder, such number of shares of Common Stock as shall from time to time be issuable thereunder.

        (f) With a view to making available to Warrant Holder the benefits of Rule 144 promulgated under the Act and any other rule or regulation of the Securities and Exchange Commission ("SEC") that may at any time permit Warrant Holder to sell securities of the Company to the public without registration, the Company agrees to use its reasonable best efforts to:

            i) make and keep public information available, as those terms are understood and defined in Rule 144, at all times;

            ii) file with the SEC in a timely manner all reports and other documents required of the Company under the Act and the Securities Exchange Act of 1934, as amended (the "Exchange Act"); and

            iii) furnish to any Warrant Holder forthwith upon request a written statement by the Company that it has complied with the reporting requirements of Rule 144 and of the Act and the Exchange Act, a copy of the most recent annual or quarterly report of the

Company, and such other reports and documents so filed by the Company as may be reasonably requested to permit any such Warrant Holder to take advantage of any rule or regulation of the SEC permitting the selling of any such securities without registration.

        (B) Representations and Covenants of the Investor.

     The Purchaser shall not resell Warrant Shares, unless such resale is pursuant to an effective registration statement under the Act or pursuant to an applicable exemption from such registration requirements.

     5. Adjustment of Purchase Price and Number of Shares. The number of and kind of securities purchasable upon exercise of this Warrant and the Purchase Price shall be subject to adjustment from time to time as follows:

        (a) Subdivisions, Combinations and other Issuances. If the Company shall at any time after the date hereof but prior to the expiration of this Warrant subdivide its outstanding securities as to which purchase rights under this Warrant exist, by split-up, spin-off, or otherwise, or combine its outstanding securities as to which purchase rights under this Warrant exist, the number of Warrant Shares as to which this Warrant is exercisable as of the date of such subdivision, split-up, spin-off or combination shall forthwith be proportionately increased in the case of a subdivision, or proportionately decreased in the case of a combination. Appropriate proportional adjustments (decrease in the case of subdivision, increase in the case of combination) shall also be made to the Purchase Price payable per share, so that the aggregate Purchase Price payable for the total number of Warrant Shares purchasable under this Warrant as of such date shall remain the same.

        (b) Stock Dividend. If at any time after the date hereof the Company declares a dividend or other distribution on Common Stock payable in Common Stock or other securities or rights convertible into Common Stock ("Common Stock Equivalents") without payment of any consideration by holders of Common Stock for the additional shares of Common Stock or the Common Stock Equivalents (including the additional shares of Common Stock issuable upon exercise or conversion thereof), then the number of shares of Common Stock for which this Warrant may be exercised shall be increased as of the record date (or the date of such dividend distribution if no record date is set) for determining which holders of Common Stock shall be entitled to receive such dividends, in proportion to the increase in the number of outstanding shares (and shares of Common Stock issuable upon conversion of all such securities convertible into Common Stock) of Common Stock as a result of such dividend, and the Purchase Price shall be proportionately reduced so that the aggregate Purchase Price for all the Warrant Shares issuable hereunder immediately after the record date (or on the date of such distribution, if applicable), for such dividend shall equal the aggregate Purchase Price so payable immediately before such record date (or on the date of such distribution, if applicable).

        (c) Other Distributions. If at any time after the date hereof the Company distributes to holders of its Common Stock, other than as part of its dissolution, liquidation or the winding up of its affairs, any shares of its capital stock, any evidence of indebtedness or any of its assets (other than cash, Common Stock or securities convertible into Common Stock), then the number of Warrant Shares for which this Warrant is exercisable shall be increased to equal: (i) the number of Warrant Shares for which this Warrant is exercisable immediately prior to such event, (ii) multiplied by a fraction, (A) the numerator of which shall be the fair market value per share of Common Stock on the record date for the dividend or distribution, and (B) the denominator of which shall be the fair market value price per share of Common Stock on the record date for the dividend or distribution minus the amount allocable to one share of Common Stock of the value (as jointly determined in good faith by the Board of Directors of the Company and the Warrant Holder) of any and all such evidences of indebtedness, shares of capital stock, other securities or property, so distributed. The Purchase Price shall be reduced to equal: (i) the Purchase Price in effect immediately before the occurrence of any event (ii) multiplied by a fraction,
            (A) the numerator of which is the number of Warrant Shares for which this Warrant is exercisable immediately before the adjustment, and
            (B) the denominator of which is the number of Warrant Shares for which this Warrant is exercisable immediately after the adjustment.

        (d) Merger, etc. If at any time after the date hereof there shall be a merger or consolidation of the Company with or into or a transfer of all or substantially all of the assets of the Company to another entity, then the Warrant Holder shall be entitled-to receive upon or after such transfer, merger or consolidation becoming effective, and upon payment of the Purchase Price then in effect, the number of shares or other securities or property of the Company or of the successor corporation resulting from such merger or consolidation, which would have been received by Warrant Holder for the shares of stock subject to this Warrant had this Warrant been exercised just prior to such transfer, merger or consolidation becoming effective or to the applicable record date thereof, as the case may be. The Company will not merge or consolidate with or into any other corporation, or sell or otherwise transfer its property, assets and business substantially as an entirety to another corporation, unless the corporation resulting from such merger or consolidation (if not the Company), or such transferee corporation, as the case may be, shall expressly assume, by supplemental agreement reasonably satisfactory in form and substance to the Warrant Holder, the due and punctual performance and observance of each and every covenant and condition of this Warrant to be performed and observed by the Company.

        (e) Reclassification, etc. If at any time after the date hereof there shall be a reorganization or reclassification of the securities as to which purchase rights under this Warrant exist into the same or a different number of securities of any other class or classes, then the Warrant Holder shall thereafter be entitled to receive upon exercise of this Warrant, during the period specified herein and upon payment of the Purchase Price then in effect, the number of shares or other securities or property resulting from such reorganization or reclassification, which would have been received by the Warrant Holder for the shares of stock subject to this Warrant had this Warrant at such time been exercised.

     6. No Impairment. The Company will not, by amendment of its Certificate of Incorporation or through any reorganization, transfer of assets, consolidation, merger, dissolution, issue or sale of securities or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms of this Warrant, but will at all times in good faith assist in the carrying out of all such terms and in the taking of all such action as may be necessary or appropriate in order to protect the rights of the Warrant Holder against impairment. Without limiting the generality of the foregoing, the Company (a) will not increase the par value of any Warrant Shares above the amount payable therefor on such exercise, and (b) will take all such action as may be reasonably necessary or appropriate in order that the Company may validly and legally issue fully paid and nonassessable Warrant Shares on the exercise of this Warrant.

     7. Notice of Adjustments- Notices. Whenever the Purchase Price or number of Shares purchasable hereunder shall be adjusted pursuant to Section 5 hereof, the Company shall execute and deliver to the Warrant Holder a certificate setting forth, in reasonable detail, the event requiring the adjustment, the amount of the adjustment, the method by which such adjustment was calculated and the Purchase Price and number of shares purchasable hereunder after giving effect to such adjustment, and shall cause a copy of such certificate to be mailed (by first class mail, postage prepaid) to the Warrant Holder.

     8. Rights As Stockholder. Prior to exercise of this Warrant, the Warrant Holder shall not be entitled to any rights as a stockholder of the Company with respect to the Warrant Shares, including (without limitation) the right to vote such shares, receive dividends or other distributions thereon or be notified of stockholder meetings. However, in the event of any taking by the Company of a record of the holders of any class of securities for the purpose of determining the holders thereof who are entitled to receive any dividend (other than a cash dividend) or other distribution, any right to subscribe for, purchase or otherwise acquire any shares of stock of any class or any other securities or property, or to receive any other right, the Company shall mail to each Warrant Holder, at least 10 days prior to the date specified therein, a notice specifying the date on which any such record is to be taken for the purpose of such dividend, distribution or right, and the amount and character of such dividend, distribution or right.

     9. Limitation on Exercise. Notwithstanding anything to the contrary contained herein, this Warrant may not be exercised by the Warrant Holder to the extent that, after giving effect to Warrant Shares to be issued pursuant to a Subscription Notice, the total number of shares of Common Stock deemed beneficially owned by such holder (other than by virtue of ownership of this Warrant, or ownership of other securities that have limitations on the holder's rights to convert or exercise similar to the limitations set forth herein), together with all shares of Common Stock deemed beneficially owned by the holder's "affiliates" (as defined in Rule 144 of the Act) that would be aggregated for purposes of determining whether a group under Section 13(d) of the Securities Exchange Act of 1934 exists, would exceed 4.9% of the total issued and outstanding shares of the Common Stock. The delivery of a Subscription Notice by the Warrant Holder shall be deemed a representation by such holder that it is in compliance with this paragraph.

     The term "deemed beneficially owned" as used in this Warrant shall exclude shares that might otherwise be deemed beneficially owned by reason of the exercise of this Warrant.

     10. Replacement Of Warrant. On receipt of evidence reasonably satisfactory to the

Company of the loss, theft, destruction or mutilation of the Warrant and, in the case of any such loss, theft or destruction of the Warrant, on delivery of an indemnity agreement or security reasonably satisfactory in form and amount to the Company or, in the case of any such mutilation, on surrender and cancellation of such Warrant, the Company at its expense will execute and deliver, in lieu thereof a new Warrant of like tenor.

     11. Specific Enforcement; Consent to Jurisdiction; Choice of Law

         (a) The Company and the Warrant Holder acknowledge and agree that irreparable damage would occur in the event that any of the provisions of this Warrant were not performed in accordance with their specific terms or were otherwise breached. It is accordingly agreed that the parties shall be entitled to an injunction or injunctions to prevent or cure breaches of the provisions of this Warrant and to enforce specifically the terms and provisions hereof, this being in addition to any other remedy to which either of them may be entitled by law or equity.

         (b) Each of the Company and the Warrant Holder (i) hereby irrevocably submits to the exclusive jurisdiction of the state and federal court located in New York County, New York for the purposes of any suit, action or proceeding arising out of or relating to this Warrant and
         (ii) hereby waives, and agrees not to assert in any such suit, action or proceeding, any claim that it is not personally subject to the jurisdiction of such court, that the suit, action or proceeding is brought in an inconvenient forum or that the venue of the suit, action or proceeding is improper. Each of the Company and the Warrant Holder consents to process being served in any such suit, action or proceeding by mailing a copy thereof to such party at the address in effect for notices to it under this Warrant and agrees that such service shall constitute good and sufficient service of process and notice thereof. Nothing in this paragraph shall affect or limit any right to serve process in any other manner permitted by law.

         (c) This Warrant shall be governed by and construed and enforced in accordance with the internal laws of the State of New York without regard to such state's principles of conflict of laws.

     12. Entire Agreement; Amendments. This Warrant, the Exhibits hereto and the provisions contained in the Agreement or the Exchange Agreement and incorporated into this Warrant and the Warrant Shares contain the entire understanding of the parties with respect to the matters covered hereby and thereby and, except as specifically set forth herein and therein, neither the Company nor the Warrant Holder makes any representation, warranty, covenant or undertaking with respect to such matters. No provision of this Agreement may be waived or amended other than by a written instrument signed by the party against whom enforcement of any such amendment or waiver is sought.

     13. Notices. Any notice or other communication required or permitted to be given hereunder shall be in writing and shall be effective (a) upon hand delivery or delivery by telecopy or facsimile at the address or number designated below (if delivered on a business day during normal business hours where such notice is to be received), or the first business day following such delivery (if delivered other than on a business day during normal business hours where such notice is to be received) or (b) on the second business day following the date of mailing by express courier service, fully prepaid, addressed to such address, or upon actual receipt of such mailing, whichever shall first occur. The addresses for such communications shall be:


                  to the Company:

                                    ACTV, Inc.
                                    1270 Avenue of the Americas
                                    New York, New York 10020

                                    Attn: William Samuels
                                    Fax: (212) 459-9458


                  with copies to:

                                    Wesley C. Fredericks, Jr. Esq.
                                    Gersten Savage Kaplowitz & Curtin
                                    575 Lexington Avenue, 27th Floor
                                    New York, New York 10022

                                    Fax:    (212) 980-5192

                  to the Warrant Holder:

                                    Elliott Associates, L.P.
                                    712 Fifth Avenue
                                    New York, New York  10019

                                    Attn: Richard Mansouri/Stephane Carnot
                                    Tel. No.: (212) 974-6000
                                    Fax No.: (212) 974-2092

                   and: Westgate International, L.P.
                                    c/o Stonington Management Corporation
                                    712 Fifth Avenue
                                    New York, New York  10019

                                    Attn: Richard Mansouri/Stephane Carnot
                                    Tel. No.: (212) 506-2099
                                    Fax No.: (212) 974-2093

                  with copies to:

                                    Kleinberg, Kaplan, Wolff & Cohen, P.C.
                                    551 Fifth Avenue
                                    New York, New York 10176

                                    Attn:   Stephen M. Schultz, Esq.
                                    Fax:  (212) 986-8866

Either party hereto may from time to time change its address for notices under this Section 13 by giving at least 10 days prior written notice of such changed address to the other party hereto.

         14. Miscellaneous. This Warrant and any term hereof may be changed, waived, discharged or terminated only by an instrument in writing signed by the party against which enforcement of such change, waiver, discharge or termination is sought. This Warrant shall be construed and enforced in accordance with and governed by laws of the State of New York. The headings in this Warrant are for purposes of reference only, and shall not limit or otherwise affect any of the terms hereof. The invalidity or unenforceability of any provision hereof shall in no way affect the validity or enforceability of any other provision.

         15. Assignment. This Warrant may be transferred or assigned, in whole or in part, at any time and from time to time by the then Warrant Holder by submitting this Warrant to the Company together with a duly executed Assignment in substantially the form and substance of the Form of Assignment which accompanies this Warrant and, upon the Company's receipt hereof, and in any event, within three (3) business days thereafter, the Company shall issue a Warrant to the Warrant Holder to evidence that portion of this Warrant, if any as shall not have been so transferred or assigned.


                            [Signature Page Follows]

Dated                                         ACTV, INC.
     ----------------------------------------

                                              By:
                                                 ---------------------------
                                                 Name:
                                                 Title:


[CORPORATE SEAL]

Attest:

By:
    --------------------
    Its



                           [INVESTOR SIGNATURE BLOCK]



       (Signature Page of [Name of Company] Common Stock Purchase Warrant)

                              (SUBSCRIPTION NOTICE)
                            FORM OF WARRANT EXERCISE
                   (To be signed only on exercise of Warrant)

TO ___________

     The undersigned, the holder of the within Warrant, hereby irrevocably elects to exercise this Warrant

         _____  (A) for, and to purchase thereunder, ___ shares of Common
                    Stock of ACTV, Inc., a Delaware corporation (the "Common Stock"), and herewith, or by wire transfer, makes payment of $__________ therefor; or

         _____  (B) in a "cashless" or "net-issue exercise" for, and to purchase thereunder , ______ shares of Common Stock, and herewith makes payment therefor _________ with Surrendered Warrant Shares.

     The undersigned requests that the certificates for such shares be issued in the name of, and

         _____  (A)  delivered to _________________, whose address is
                     _________________; or

         _____  (B)  electronically transmitted and credited to the account of
                     ______________ , undersigned's prime broker
                     (Account No.               ) with Depository Trust Company
                     through its Deposit Withdrawal Agent Commission system.


Dated: ___________

                    (Signature must conform to name of holder as specified on the face of the Warrant)


                                    (Address)

                           Tax Identification Number:

                         ------------------------------

                               FORM OF ASSIGNMENT
                   (To be signed only on transfer of Warrant)

For value received, the undersigned hereby sells, assigns, and transfers unto ______ the right represented by the within Warrant to purchase ___ shares of Common Stock of ACTV, Inc., a Delaware corporation, to which the within Warrant relates, and appoints ____ Attorney to transfer such right on the books of ACTV, Inc., a Delaware corporation, with full power of substitution of premises.

Dated:  ______________


                    (Signature must conform to name of holder as specified on the face of the Warrant)


                                    (Address)

Signed in the presence of:


---------------------------